ADVISORY AGREEMENT

         This Advisory Agreement (this "Agreement") is entered into effective as of the 1st day of January, 2000 by and among HOST FUNDING, INC., a Maryland corporation (together with any and all of its wholly-owned subsidiaries, the "Company"), and MACKENZIE PATTERSON, INC. a California corporation (the "Advisor").

                                    RECITALS


         A. The Company desires to engage the Advisor upon the terms and conditions of this Agreement.

         B. Advisor desires to be engaged by the Company upon the terms and conditions of this Agreement.

                                    ARTICLE I

                                   DEFINITIONS

         The capitalized terms used in this Agreement shall have the meanings set forth in this Article I. All terms used in this Agreement that are not defined in this Article I shall have the meanings set forth elsewhere in this Agreement.

         "Acquired Assets" shall have the meaning set forth in Section 2.1 of this Agreement.

         "Acquisition Fee" shall have the meaning set forth in Section 9.2 of this Agreement.

         "Additional Company Hotel Properties" shall have the meaning set forth in Section 2.3 of this Agreement.

         "Advisor Property or Properties" means any hotel property or properties owned by the Advisor or an Affiliate thereof as of the effective date hereof and hereafter acquired by or contributed to the Company or an Affiliate thereof.

         "Affiliate" means with respect to any Person, any director or officer of such Person, any corporation, association, firm or other entity of which such Person (or any officer or director of such Person) is a member, director or officer, and any other Person, directly or indirectly controlling, controlled by, or under common control with, such Person. For the purposes of this definition, "control" (including, with correlative meanings, the term "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the


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power  to  direct  or  cause  the  direction of the  management  and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Base Fee" shall have the meaning set forth in Section 9.1 of this Agreement.

         "Board of Directors" means the board of directors of the Company or any committee authorized by the Board of Directors to perform any of the Company's responsibilities with respect to this Agreement.

         "Bufete" means Bufete Grupo Internacional S.A. de C.V.

         "Bufete Property or Properties" means any hotel property or properties owned by Bufete or an Affiliate thereof as of the effective date hereof and hereafter acquired by or contributed to the Company or an Affiliate thereof.

         "Bylaws" means the Company's Bylaws, as the same may be amended from time to time.

         "Cash Available for Distribution to Shareholders" means all cash funds of the Company on hand on a quarterly basis after (a) the payment of all Company costs and expenses (including all payments, principal, interest or otherwise, with respect to any indebtedness of the Company and including therein, any sums due on Senior Securities) that are due and payable as of such time, and (b) the provision for adequate working capital reserves as determined by the Board of Directors, officers of the Company and the Advisor to be reasonably necessary for the operation of the Company, including the provision for payments of all Company costs and expenses (including all payments to thereafter become due and owing on any indebtedness of the Company and including therein, any sums to thereafter become due on Senior Securities).

         "Cash Investments" shall have the meaning set forth in Section 2.5 of this Agreement.

         "Change of Control" means (a) the occurrence of any event or circumstance which the Company would be required to report as a "change of control" on Form 8-K, (b) any transaction which results in any Person (including, without limitation, any Person constituting a "group," as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934 [as amended and the rules and regulations thereunder]) becoming the direct or indirect beneficial owner of securities representing more than fifty percent (50%) of the combined voting power of the then outstanding securities of the Company, (c) any consolidation or merger to which the Company is a party and which requires the approval of any shareholder of the Company, or (d) the sale or transfer of all or substantially all of the assets of the Company as an entity, and which requires the approval of any shareholder of the Company.

         "Charter" means the Company's charter filed with the Secretary of State of the State of Maryland, as the same may be amended from time to time.

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

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and to the extent applicable, the regulations promulgated thereunder.

         "Company Investments" means the Acquired Assets, including, without limitation, the Additional Company Hotel Properties, the Existing Company Hotel Properties, the Other Investments, the Cash Investments, and any and all other investments originated or consummated by the Advisor pursuant hereto for the benefit of the Company.

         "Disposition Fee" has the meaning set forth in Section 9.3 of this Agreement.

         "Existing Company Hotel Properties" shall have the meaning set forth in
Section 2.2 of this Agreement.

         "Independent Directors" means the two (2) independent directors of the Board of Directors.

         "Lessees" shall have the meaning set forth in Section 2.2 of this Agreement.

         "Manager" shall have the meaning set forth in Section 2.2 of this Agreement.

         "MeriStar Transaction" means the transaction pursuant to which the Company or one of its Affiliates may acquire from MeriStar Hospitality Operating Partnership and/or Richard Williamsburg Associates all or a portion of certain Additional Company Hotel Properties located in Hanover, Maryland, Ocean City, Maryland and Richmond, Virginia, respectively.

         "Other Investments" shall have the meaning set forth in Section 2.4 of this Agreement.

         "Person" means an individual, corporation, partnership, association, limited liability company, trust or any unincorporated organization or other entity.

         "REIT" shall have the meaning set forth in Section 2.6 of this Agreement.

         "Senior Securities" means any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of the Company of a class having priority over any other class (including, without limitation, the Shares) as to the distribution of assets or payment of dividends.

         "Shareholders" means the holders of record of the Company's Shares.

         "Shares" means shares of the Class "A" Common Stock of the Company, $0.01 par value per Share.

         "Term" shall have the meaning set forth in Section 11.1 of this Agreement.

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

         "Termination Date" shall have the meaning set forth in Section 11.2 of this Agreement.

         "Winn Transaction" means the transaction pursuant to which the Company or one of its Affiliates may acquire from Winn Limited Partnership all or a portion of certain Additional Company Hotel Properties located in Abingdon, Virginia, Fayetteville, North Carolina, Durham, North Carolina, and Augusta, Georgia, respectively.

                                   ARTICLE II

                                   THE COMPANY

         Section 2.1  The Company's Investment Objective

         The investment objective of the Company is to acquire certain assets selected by the Advisor in accordance with underwriting criteria established by the Board of Directors (the "Acquired Assets") with the intention of creating a portfolio of investments intended to preserve the capital base of the Company and generate income for distribution to the Shareholders.

         Section 2.2  Managing the Company Investments

         The Company currently owns twelve (12) hotel properties (collectively, the "Existing Company Hotel Properties"). The Company has also executed lease agreements with non-affiliated companies (the "Lessees") who manage and operate certain of the Company Properties. The Lessees pay the Company monthly and quarterly rent and retain any profits generated by the Company Properties after such rent is paid. The Company has also executed a management agreement relating to one of the Company Properties in which a non-affiliated company (the "Manager") operates such property, retains a management fee and an accounting fee, then pays the Company all operating profits after such management and accounting fees are paid.

         The Company hereby appoints the Advisor as its exclusive agent to supervise and oversee the Lessees, the Manager, and the Company Investments, including, without limitation, the Existing Company Hotel Properties. The Company shall appoint a designated representative with whom the Advisor shall be entitled to rely upon as the official and duly authorized representative of the Company for all purposes under this Agreement, and as the representative of the Board of Directors of the Company. Except where an action under this Agreement expressly requires the written approval of a majority of the Board of Directors of the Company, the Advisor shall be entitled to rely on the advice and consent of the designated representative as the sole and exclusive representative of the Company for purposes of the administration of this Agreement, and where the approval of a majority of the Board of Directors is required, the Advisor may rely on the designated representative to provide or deny such approval in writing, within a reasonable time after the written request of the Advisor.

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

         Section 2.3  Acquiring and Disposing of Properties

         In addition to the Existing Company Hotel Properties, the Company intends to make additional investments in hotel and motel properties (the "Additional Company Hotel Properties") and hereby retains the Advisor as the Company's exclusive agent in representing the Company in such acquisitions. The Company may also desire to dispose of certain properties, and the Company hereby retains the Advisor as the Company's exclusive agent in representing the Company in any transaction involving the disposition of any of the Existing Company Hotel Properties. The Company shall pay the Advisor a Fee upon consummation of each such transaction in which the Company acquires Additional Company Hotel Properties or disposes of any Existing Company Hotel Properties, as provided in
Section 9.2 of this Agreement.

         Section 2.4  Other Investments

         The Company, from time to time, may make investments in loans secured by real estate or other acquisitions or investments in real estate not related to hotel properties (collectively, the "Other Investments"). The Other Investments shall be subject to an Acquisition Fee payable to Advisor upon consummation of each such acquisition or loan transaction, as provided in
Section 9.2 of this Agreement.

         Section 2.5  Cash Investments

         The Company, from time to time, may deposit cash with financial or other institutions. The Advisor, as agent for the Company, may direct such institutions to invest such cash in money market accounts, short term interest bearing accounts, repurchase agreements, or other interest bearing financial instruments (collectively, the "Cash Investments") in accordance with criteria established from time to time by the Board of Directors. Such Cash Investments shall not be subject to any additional fees payable to Advisor.

         Section 2.6  REIT Status

         The Company is currently structured so that the Company may qualify in the future as a Real Estate Investment Trust ("REIT") under the Code. The Company has not elected to become a REIT, but may elect REIT status in the future. The Company intends to undertake no activities, create no relationships with any Persons, or make any investments that would preclude the Company from qualifying as a REIT, unless otherwise directed by the Board of Directors.


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

                                   ARTICLE III

                            ENGAGEMENT OF THE ADVISOR

         Upon the terms and conditions set forth in this Agreement, the Company hereby engages the the Advisor to perform the services described in this Agreement and the Advisor agrees to perform the same in accordance with the terms and conditions, and for the compensation set forth herein.

                                   ARTICLE IV

                              DUTIES OF THE ADVISOR

         As the advisor to the Company, but subject to the terms of the Charter, Bylaws, this Agreement and the supervision and/or prior approval (if required by the Charter, Bylaws or this Agreement) of the Board of Directors, the Advisor, on behalf of the Company, hereby agrees to perform the following services to and on behalf of the Company :

                  (a) serve as the Company's advisor and consultant in connection with the administrative, policy and investment decisions to be made by the Board of Directors, furnish reports to the Board of Directors, and provide research, economic and statistical data in connection with the Existing Company Hotel Properties, the Additional Company Hotel Properties, the Other Investments, the Cash Investments, and any and all other Company Investments;

                  (b) administer the day-to-day operations of the Company and perform or supervise the various administrative functions reasonably necessary for the management of the Company;

                  (c) maintain the Company's books of account and other records and files;

                  (d) retain, consultants, accountants, correspondents, lenders, technical advisors, attorneys, brokers, underwriters, corporate fiduciaries, depositories, agents for collection, insurers, insurance agents, banks, builders, property owners, auditors, property managers, mortgagors, and other mortgage and investment participants, and any and all agents for any of the foregoing, including Affiliates of the Advisor, and Persons acting in any other capacity deemed by the Board of Directors necessary or desirable for the performance of any of the foregoing services; provided that any fees, costs and expenses payable to the third parties (including Affiliates of the Advisor) incurred by the Advisor in connection with the foregoing shall be the sole responsibility of the Company;

                  (e) act as attorney-in-fact or agent in disbursing and collecting funds of the Company, including Cash Investments, in paying the debts and fulfilling the obligations of the Company and, in acquiring, disposing of and refinancing the Existing Company Hotel


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



         Properties, the Additional Company Hotel Properties, the Other Investments, and/or any other Company Investments, and handling, prosecuting and settling any claims of the Company, including the foreclosure or other enforcement of any mortgage or other lien securing investments, including, without limitation, those related to the Other Investments, and exercise its own discretion in doing so; provided that any fees and costs payable to third parties (including Affiliates of the Advisor) incurred by the Advisor in connection with the foregoing shall be the sole responsibility of the Company;

                  (f) advise the Company in its negotiations with banks and other lenders for loans to be made to the Company, and with investment banking firms and broker-dealers for the public or private sales of the securities of the Company (with respect to the Shares, the Senior Securities or otherwise) or for loans for the Company, but in no event in such a way so that the Advisor shall be acting as broker-dealer or underwriter, and provided, further, that any fees, costs and expenses payable to third parties (including Affiliates of the Advisor) in connection with the foregoing shall be the sole responsibility of the Company, subject to the provisions of Articles VII and VIII below;

                  (g) advise the Company on investment and reinvestment of money of the Company, including, without limitation, with regard to Cash Investments;

                  (h) obtain appraisal reports (which may be prepared by the Advisor or its Affiliates) on any potential Additional Company Hotel Properties or properties related to any potential Other Investments, provided, however, that any fees, costs or expenses payable to third parties (including Affiliates of the Advisor) in connection with the foregoing shall be the sole responsibility of the Company;

                  (i) at any time reasonably requested by the Board of Directors (but not more than monthly) make reports of its performance of services to the Board of Directors;

                  (j) communicate on behalf of the Company with the Shareholders, the holders of Senior Securities and other Persons, as required to satisfy the continuous reporting and other requirements of any governmental bodies or agencies to the Shareholders, holders of Senior Securities and other Persons, including the Securities and Exchange Commission, the American Stock Exchange, and any other securities exchange upon which the securities of the Company are listed or admitted for trading, and to maintain effective relations with the Shareholders and the holders of Senior Securities;

                  (k) counsel the Company in connection with policy decisions to be made by the Board of Directors;

                  (l) provide the executive and administrative personnel, office space and services required in rendering the foregoing services to the Company;

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


                  (m) consult with the Board of Directors and the officers of the Company and furnish them with advice and recommendations with respect to the acquisition, disposition or financing of the Existing Company Hotel Properties, the Additional Company Hotel Properties, the Other Investments, or commitments therefor, or any other Company Investments of, or Company Investments to be considered by, the Company, and furnish advice and recommendations with respect to other aspects of the business and affairs of the Company;

                  (n) present to the Company investment opportunities that are within the investment objectives described in Section 2.1 hereof and otherwise in accordance with the policies of the Company;

                  (o) present to the Company disposition and sale opportunities with regard to any of the Company Investments, including those involving any of the Additional Company Hotel Properties, Existing Company Hotel Properties, or Other Investments, as applicable;

                  (p) perform such other services as may be required from time to time for management and other activities of the Company as the Advisor shall deem appropriate under the particular circumstances or as the Company may reasonably request; and

                  (q) unless otherwise notified by the Board of Directors, have a representative of the Advisor in attendance at all regular and special meetings of the Board of Directors (and the Board of Directors shall provide reasonable advance notice to the Advisor of such meetings).

         Notwithstanding the foregoing, the Advisor shall not have any power or authority to make any acquisition of Additional Company Hotel Properties, or any disposition of any Existing Company Hotel Properties, or to enter into any contract, lease, or agreement where the amount contracted to be paid or received by the Company during any period of less than five years under the contract would exceed $500,000, or the term would exceed five years, without the prior written consent of a majority of the Board of Directors of the Company.

                                    ARTICLE V

                        INFORMATION REGARDING THE COMPANY

         In order for the Advisor to fulfill its duties the Board of Directors shall authorize the Company to provide the Advisor with full information concerning the Company, its capitalization and investment policies and the intentions of the Board of Directors with respect to future investments. The Company shall furnish the Advisor with a copy of all audited statements, a signed copy of each report prepared by independent accountants, and such other information with regard to its affairs as the Advisor may from time to time reasonably request. The Advisor shall at all reasonable times have access to the books and records of the Company. The Advisor shall keep confidential any and

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

all information obtained in connection with the services rendered hereunder and shall not disclose any such information to non-Affiliated third parties except with the prior consent of the Company or as required by legal process or to discharge its duties hereunder.

                                   ARTICLE VI

                                   INVESTMENTS

         The Advisor may from time to time be granted, but is not hereby granted, the power and authority to acquire and dispose of specific Company Investments and to make and terminate commitments for specific Company Investments, on behalf of, in the name of and at the sole risk of the Company, without further or express authority from the Board of Directors; provided, however that the Board of Directors shall have the power to revoke, suspend, modify or limit such power and authority at any time or from time to time, but not retroactively.

                                   ARTICLE VII

                  COSTS AND EXPENSES TO BE PAID BY THE ADVISOR

         Except as otherwise provided herein, the Advisor will pay for its own account all expenses incurred by the Advisor in connection with the performance of its obligations under this Agreement without regard to the compensation received by the Advisor from the Company pursuant hereto. Without limiting the generality of the foregoing, the Advisor shall bear the following expenses incurred in connection with the performance of its duties under this Agreement:

                  (a) employment expenses of the personnel employed by the Advisor (other than fees paid and reimbursement of expenses made to independent managers, independent contractors, mortgage servicers, consultants, managers, local property managers or agents employed by or on behalf of the Company including such persons or entities which may be Affiliates of the Advisor when acting in any such capacity, all of which shall be the responsibility of the Company), including but not limited to, salaries, wages, payroll taxes and the costs of employee benefit plans, and, except to the extent such expenses are otherwise reimbursable pursuant to this Agreement, temporary help expenses. Notwithstanding the foregoing, any options to purchase the capital stock of the Company granted by the Company to directors, officers, managers, members and/or key employees of the Advisor shall not be an expense to be borne by the Advisor pursuant to this Article VII;

                  (b) rent, telephone, utilities, office furniture, equipment, computers and machinery and other office expenses of the Advisor, except to the extent such expenses relate solely to an office maintained by the Company separate from the office of the Advisor;

                  (c)      audit fees and expenses of the Advisor;



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



                  (d)      insurance of the Advisor; and

                  (e) except as otherwise provided herein, miscellaneous administrative and overhead expenses incurred in supervising, monitoring and inspecting the Company Investments or relating to the performance by the Advisor of its obligations under this Agreement.

                  (f) all ordinary and recurring expenses relating to the continued organization of the Company;

                  (g) ordinary and recurring administrative expenses of the Company, except as otherwise provided in Article VIII below;

                           (h) with respect to the  Company's  Shares and Senior
                  Securities outstanding and publicly-registered as of the effective date of this Agreement, all ordinary and recurring legal, auditing, accounting, listing, reporting, registration and other costs and expenses incurred in connection with the transfer, trading and continued stock exchange listing of such securities, and with respect to all unregistered securities outstanding as of the effective date of this agreement, all ordinary and recurring legal, auditing, accounting, reporting and other costs and expenses incurred in connection with the transfer of such securities;

                  (i) all ordinary expenses connected with processing payments of dividends authorized by the Board of Directors to be made or caused to be made by the Company to holders of securities of the Company;

                  (j) all expenses connected with ordinary and recurring communications to holders of securities of the Company, whether as to Shares, Senior Securities or otherwise, and other bookkeeping and clerical work necessary to maintain relations with holders of securities, including the cost of printing and mailing certificates for securities and proxy solicitation materials and reports to holders of the Company securities, whether in connection with Shares, Senior Securities or otherwise; and

                  (k) transfer agent and registrar fees and charges.

                                  ARTICLE VIII

                  COSTS AND EXPENSES TO BE PAID BY THE COMPANY

         In  addition to  reimbursements  elsewhere  provided in this  Agreement
(including, but not limited to, Articles IV and XV), the Company shall pay directly or reimburse the Advisor for the following expenses incurred by the Advisor on behalf of the Company in connection with the services provided by Advisor to the Company hereunder, in addition to the compensation provided for in this Agreement:


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

                  (a)   financing   costs  and  debt  service  with  respect  to
         indebtedness of the Company, including discounts, points and similar fees;

                  (b)  taxes  on  income  and  taxes  and  assessments  on  real
         property,   whether  with  respect  to  the  Existing   Company   Hotel
         Properties, the Additional Company Hotel Properties, the Other Investments, or otherwise, and all other taxes applicable to the Company;

                  (c) taxes and assessments on property and taxes as an expense of doing business directly related to the Advisor's activities on behalf of the Company hereunder;

                  (d) with respect to any Shares or Senior Securities issued after the effective date of this Agreement, all legal, auditing, accounting, underwriting, brokerage, listing, reporting, registration and other fees, and printing, engraving and other expenses and taxes incurred in connection with the issuance, distribution, transfer, trading, registration and stock exchange listing of the Company's securities, including, without limitation, with regard to any Shares or Senior Securities, whether such expenses are directly incurred by the Company or are allocated to the Company by the Advisor either pursuant to this Agreement or as otherwise agreed to by the Board of Directors from time to time;

                  (e) expenses of revising, amending, converting, modifying, reorganizing or terminating the Company or its Charter documents, by-laws, contracts, leases, and loan agreements;

                  (f) fees and expenses paid to trust managers and officers who are not employees or Affiliates of the Advisor, independent advisors, independent contractors, auditors, mortgage servicers, consultants, managers, local property managers or management firms, accountants, attorneys and other agents employed by or on behalf of the Company and out-of-pocket expenses of the officers, directors and employees of the Company;

                  (g) expenses directly connected with the acquisition, disposition and ownership of the Company Investments, including the Existing Company Hotel Properties, the Additional Company Hotel
         Properties, and the Other Investments (including the costs of foreclosure, insurance premiums, legal services, brokerage and sales commissions, franchise fees, maintenance, repair, improvement and local management and operation of the Existing Company Hotel Properties, and any Additional Company Hotel Properties or Other Investments), other than expenses with respect thereto of employees of the Advisor to the extent that such expenses are to be borne by the Advisor pursuant to
         Article VII above, and any expenses allocated to the Company by the Advisor as agreed to by the Board of Directors from time to time;

                  (h) all costs, expenses, fees and liabilities incurred in connection with defending or prosecuting any litigation or arbitration on behalf of the Company in any matter in which the Company may be a party or participant, defending or presenting the Company's interests in any administrative or governmental proceeding or investigation to which the Company may be a party, target or other interested participant, or otherwise participating in any other legal action, proceeding, dispute or controversy involving the Company, its assets, business operations or interests; and

                  (i) all insurance costs incurred in connection with the Company (including officer and director liability insurance, if any).

         The Advisor shall prepare a statement documenting the expenses of the Company during each month, and shall deliver such statement to the Board of Directors within twenty (20) days after the end of such month. Any expense paid or payable to an Affiliate of the Advisor for which the Advisor is seeking payment or reimbursement hereunder shall be reasonable. Expenses incurred by the Advisor on behalf of the Company, and reimbursable pursuant to this Article VIII (or pursuant to any of the other provisions of this Agreement), shall be reimbursed monthly to the Advisor within ten (10) days following receipt by the Company of the statement therefor from the Advisor.

                                   ARTICLE IX

                           COMPENSATION OF THE ADVISOR

         As the Advisor's compensation for the services to be rendered by the Advisor pursuant to this Agreement, the Company will, during the Term of this Agreement, pay to the Advisor the fees set forth in this Article IX, and make the reimbursements provided for in Article VIII and elsewhere in this Agreement.

         Section 9.1  Base Fee

         The Company shall pay during the Term to the Advisor a base annual fee of $350,000 (the "Base Fee"), to be paid in equal monthly installments of $29,167.00, in advance. Advisor shall not be required to issue invoices for such installments, which shall be deposited automatically on the first day of each month during the term of this Agreement to the bank account designated by Advisor.

         Section 9.2  Acquisition Fee

         Subject to the provisions of Sections 9.5 and 9.6 below, upon the consummation or making of each acquisition, loan or investment by the Company of or in Company Investments involving improved or unimproved real property, including, without limitation, the acquisition of Additional Company Hotel Properties or the acquisition of, or the making of loans with respect to, the Other Investments, the Company shall pay to the Advisor an acquisition fee (the "Acquisition Fee") in an amount equal to the fee generally paid to independent advisors and consultants performing such services in the geographical area of the property acquired, but in no event less than one percent (1%) of the purchase price of each acquisition or one percent (1%) of the amount of each loan and/or investment, any such Acquisition Fee to be paid in immediately available funds upon the closing of each acquisition, loan and/or investment transaction; provided, with respect to the MeriStar Transaction and the Winn Transaction, such Acquisition Fee shall be in an amount equal to the applicable purchase price multiplied by fifty (50) basis points (0.5%).

         Section 9.3  Disposition Fee

         Upon the consummation of the sale or disposition of any of the Company Investments, including with regard to any of the Additional Company Hotel Properties, Existing Company Hotel Properties or Other Investments, as applicable, the Company shall pay to the Advisor a Disposition Fee in an amount equal to the fee normally paid to consultants in the geographical area in which the disposed property is located, but in no event less than one-half of one percent (0.5%) of the sales price.

         Section 9.4 Additional Fee based on Cash Available for Distribution to Shareholders

         In addition to the fees set forth above, the Advisor shall be entitled to an annual fee equal to 20% of any Cash Available for Distribution to Shareholders remaining after payment or reservation for payment of an amount equal to $0.40 per annum for each of the Company's outstanding Shares. Such amount shall be calculated as of the end of each calendar quarter during the term of this Agreement, and any such fee that is due shall be paid not later than 30 days after the end of the quarter for which a payment is due.

         Section 9.5 Bufete Property or Properties.

         With respect to the Bufete Property or Properties, as applicable, and notwithstanding anything to the contrary contained in this Agreement, no Acquisition Fee shall be payable by the Company to the Advisor with regard to any transaction(s) involving the Bufete Property or Properties.

         Section 9.6 Advisor Property or Properties.

         With respect to the Advisor Property or Properties, as applicable, and notwithstanding anything to the contrary contained in this Agreement, upon the consummation of any transaction(s) involving the Advisor Property or Properties, the Company shall pay to the Advisor an Acquisition Fee in an amount reasonably determined by the Independent Directors.

                                    ARTICLE X

                             ADVISORY RESPONSIBILITY

         The Advisor assumes no responsibility under this Agreement other than to exercise reasonable efforts to render the services called for hereunder in good faith. The Advisor shall not be responsible for any action of the Board of Directors in following or declining to follow any advice or recommendations of the Advisor. The Advisor, its officers, directors, managers, members and employees, shall not be liable to the Company, the Board of Directors, its officers, the Shareholders, the holders of Senior Securities, or any other Persons, except by reason of acts proven by a court of competent jurisdiction to constitute bad faith, intentional misconduct, gross negligence or reckless disregard of duty. Subject to the provisions of the last two (2) sentences of this Article X, the Advisor shall reimburse, indemnify and hold harmless the Company, the Board of Directors, its officers, the Shareholders and the holders of Senior Securities, for and from any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature (including reasonable attorneys' fees) (collectively, "Losses"), and in respect of or arising from any acts or omissions of the Advisor, its officers, directors, managers, members or employees, or any of its Affiliates, which are determined by a court of competent jurisdiction to constitute bad faith, intentional misconduct, gross negligence or reckless disregard of duty.

         The Company shall reimburse, defend, indemnify and hold harmless the Advisor, its officers, directors, managers, members, employees, contractors and agents, for and from any and all Losses in respect of or arising from any acts or omissions of the Advisor, its officers, directors, managers, members and employees, and its Affiliates, made in good faith in the performance of the Advisor's duties and responsibilities under this Agreement and not constituting bad faith, intentional misconduct, gross negligence or reckless disregard of its duties. The Company confirms that in performing services hereunder the Advisor (including its officers, directors, managers, members, employees and Affiliates) will be an agent of the Company for the purpose of the indemnification
provisions   of  the  Charter  and  Bylaws,   as  from  time  to  time  amended.
Notwithstanding anything contained in this Article X to the contrary, the Advisor, nor its officers, directors, managers, members or Affiliates, shall be liable to the Company, the Board of Directors, its officers, the Shareholders, the holders of Senior Securities, or any other Persons, except for such violations of law or for conduct which would preclude the Advisor, or its officers, directors, managers, members or Affiliates, from being indemnified under such provisions.

                                   ARTICLE XI

                       TERM OF THE AGREEMENT; TERMINATION

         Section 11.1      Term

         Unless sooner terminated pursuant to Sections 11.2, 11.3, 11.4 or 11.5, this Agreement shall commence on January 1, 2000, shall remain in force until December 31, 2002, and shall thereafter automatically renew for additional three
(3) year periods (in any instance, the "Term").

         Section 11.2      Termination by Company for Cause

         At the sole option of a majority vote of the Board of Directors, this Agreement may be terminated by written notice of termination from the Company to the Advisor if any of the following events occur:

                  (a) the Advisor shall violate or default in the performance of any material provision of this Agreement and, after written notice of such violation, shall not cure such default within thirty (30) days or, if the default is of a nature that it cannot reasonably be cured within thirty (30) days, the Advisor shall not diligently proceed to cure the default as soon as practicable thereafter;

                  (b) the Advisor shall be adjudged bankrupt or insolvent by a court of competent jurisdiction, or an order shall be made by a court of competent jurisdiction for the appointment of a receiver, liquidator, or trustee of the Advisor, or of all or substantially all of its property by reason of the foregoing, or approving any petition filed against the Advisor for reorganization, and such adjudication or order shall remain in force or unstayed for a period of one hundred twenty (120) days; or

                  (c) any criminal violation involving the Advisor, its business, assets, operations or capital committed by any officer or director of the Advisor, or any violation of civil law involving the Advisor, its business, assets, operations or capital committed by any officer or director of the Advisor, including without limitation any violation of federal or state securities laws, or involving allegations of fraud; or

                  (d) the Advisor shall institute proceedings for voluntary bankruptcy or shall file a petition seeking reorganization under the federal bankruptcy laws, or for relief under any law for relief of debtors, or shall consent to the appointment of a receiver for itself or for all or substantially all of its property, or shall make a general assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts, generally, as they become due.

         Any notice of  termination  under this Section 11.2, or under  Sections
11.3 or 11.4 below, shall be effective on the later of the date specified in such notice, which may be the day on which such notice is given or any date thereafter, or the date of expiration of any cure period specified herein, except as modified pursuant to the provisions of Section 11.4 (the "Termination Date"). The Advisor agrees that if any of the events specified in subsection
(b), (c) or (d) of this Section 11.2 shall occur, it shall give written notice thereof to the Board of Directors within fifteen (15) days after the occurrence of such event.

         Section 11.3      Termination by Advisor for Cause

         At the sole option of the Advisor, this Agreement may be terminated by written notice of termination from the Advisor to the Company if any of the following events occur:

                  (a) the Company shall violate or default in the performance of any material provision of this Agreement, and, after written notice of such violation, shall not cure such default within thirty (30) days or, if the default is of a nature that it cannot be cured within thirty
         (30) days, the Company shall not diligently proceed to cure the default as soon as practicable thereafter;

                  (b) the Company shall be adjudged bankrupt or insolvent by a court of competent jurisdiction, or an order shall be made by a court of competent jurisdiction for the appointment of a receiver, liquidator, or trustee of the Company, or of all or substantially all of its property (including, without limitation, the Company Investments) by reason of the foregoing, or approving any petition filed against the Company for reorganization, and such adjudication or order shall remain in force or unstayed for a period of one hundred twenty (120) days;

                  (c) any criminal violation involving the Company, its business, assets, operations or capital committed by any officer or director of the Company, or any violation of civil law involving the Company, its business, assets, operations or capital committed by any officer or director of the Company, including without limitation any violation of federal or state securities laws, or involving allegations of fraud; or

                  (d) the Company shall institute proceedings for voluntary bankruptcy or shall file a petition seeking reorganization under the federal bankruptcy laws, or for relief under any law for relief of debtors, or shall consent to the appointment of a receiver for itself or for all or substantially all of its property ( including, without limitation, the Company Investments), or shall make a general assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts, generally, as they become due.

         The Company  agrees that if any of the events  specified in  subsection
(b), (c) or (d) of this Section 11.3 shall occur, it shall given written notice thereof to the Advisor within fifteen (15) days after the occurrence of such event.

         Section 11.4      Termination by Either Party Without Cause

         In addition to the rights of termination granted to the parties hereto pursuant to Sections 11.2 and 11.3 above, this Agreement may be terminated without cause by either the Company or the Advisor upon written notice to the other party given not sooner than ninety (90) days prior to the expiration of the then current three (3) year Term (but with a Termination Date as of the expiration of the then current three (3) year Term.

         Section 11.5 Termination by Company with respect to a Change of Control

         In addition to the rights of termination granted to the Company pursuant to Sections 11.2 and 11.4 above, this Agreement may be terminated by the Company upon thirty (30) days' prior written notice from the Company to the Advisor of the anticipated occurrence of a Change of Control (but with the Termination Date being the date of the effectiveness of the Change of Control); provided, such notice of termination shall automatically be deemed null and void and if no further force or effect if the anticipated Change of Control does not occur.

         Section 11.6      Compensation, Reimbursements and Fees Upon
                           Termination

         Upon termination of this Agreement by the Company or the Advisor pursuant to Sections 11.2, 11.3 or 11.4, as applicable, or by the Company pursuant to Section 11.5, all compensation due to the Advisor through the Termination Date, and any reimbursements that the Advisor is entitled to receive hereunder shall be promptly paid by the Company, without deduction or set off of any kind, unless such deduction or set off is authorized in writing by the Advisor; provided, in the event of the termination of this Agreement by the Company pursuant to Sections 11.4 or 11.5, the Advisor shall, in addition to the foregoing compensation and reimbursements, promptly be paid a termination fee in an amount equal to two (2) times the Base Fee.

         Section 11.6      Duties of Advisor Upon Termination

         After the Termination Date of this Agreement, the Advisor shall not be entitled to compensation for further services hereunder. The Advisor shall forthwith, as soon as reasonably practicable, and on or about the Termination
Date:

                  (a) promptly pay over to the Company all monies collected and held for the account of the Company pursuant hereto, after deducting any accrued compensation and reimbursement for its expenses, if any, to which, as applicable, it is then entitled in accordance with the provisions hereof;

                  (b) promptly deliver to the Board of Directors a full accounting, including a statement showing all payments collected by it and a statement of all monies held by it, covering the period following the date of the last accounting furnished to the Board of Directors;

                  (c) promptly deliver to the Board of Directors all property and documents of the Company then in the custody of the Advisor; and

                  (d)   cooperate   with  the  Company  to  provide  an  orderly
         transition of the services provided hereunder.

                                   ARTICLE XII

                       ASSIGNMENT, AMENDMENTS AND WAIVERS

         Section 12.1      Assignment

         The Company may  terminate  this  Agreement at any time in the event of its assignment by the Advisor except an assignment to a corporation, association, trust or other successor organization which may take over the property and carry on the affairs of the Advisor; provided, that following such assignment the Persons who controlled the operations of the Advisor on the date such Advisor became the advisor to the Company shall control the operation of the successor organization, including the performance of its duties under this Agreement, and they shall be bound by the same restrictions by which they were bound prior to such assignment; however, if at any time subsequent to such an assignment such Persons shall cease to control the operations of the successor organization, the Company may thereupon terminate this Agreement, in accordance with the terms and conditions of Article XI. Such an assignment or any other assignment of this Agreement by the Advisor shall bind the assignee hereunder in the same manner as the Advisor is bound hereunder. This Agreement shall not be assignable by the Company without the prior written consent of the Advisor, except in the case of any assignment by the Company to a Person which is the successor to the Company, in which case such successor shall be bound hereby and by the terms of said assignment in the same manner and to the same extent as the Company is bound hereby. Any successor organization that is a permitted assignee under this Section 12.1, whether a successor to the Advisor or to the Company, shall be obligated to execute such agreements, certificates or other documents as the nonassigning party shall reasonably request to evidence that such successor organization is bound hereby.

         Section 12.2      Amendments

         This Agreement may not be amended, supplemented or discharged, and none of its provisions may be modified, except expressly by an instrument in writing signed by the party to be charged, provided that, in the case of the Company, such amendment, supplement, discharge or modification must be approved by a majority vote of the Board of Directors or by a vote of the Shareholders as provided in the Bylaws and, in the case of the Advisor, such amendment, supplement, discharge or modification must be approved by a majority vote of the members of the Advisor.

         Section 12.3      Waivers

         Any term or provision of this Agreement may be waived, but only in writing by the party which is entitled to the benefit of that provision. No waiver by any party of any default with respect to any provision, condition or requirement hereof shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or requirement hereof; nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

                                  ARTICLE XIII

                           OTHER ACTIVITIES OF ADVISOR

         Nothing herein shall prevent the Advisor or its Affiliates from engaging in other activities or businesses or from acting as advisor to any other Person (including any other REIT) or from managing other investments, including those of investors or investments advised, sponsored or organized by the Advisor or one of its Affiliates, even though such Person has investment policies and objectives similar to those of the Company; provided the Advisor first presents to the Company any investment opportunity which comes to the Advisor and otherwise meets the investment objectives of the Company discussed in Article II hereof, and provided, further, that the Advisor shall notify the Company in writing in the event that it or one of its Affiliates does so act (or intends to so act) as an advisor to another REIT. The Advisor or its Affiliates may also render such services to joint ventures, partnerships or limited liability companies in which the Company is a co-venturer, partner or member and to the other entities in such joint ventures, partnerships or limited liability companies. In addition, nothing herein shall prevent any officers, directors, managers, employees or members of the Advisor from engaging in any other business or from rendering services of any kind to any other Person (including competitive business activities), provided, any of such officers, directors, managers, employees or members have first presented to the Company any investment opportunity which comes to any of said parties and otherwise meets the investment objectives of the Company described in Article II hereof.

                                   ARTICLE XIV

                                  BANK ACCOUNTS

         The Advisor shall establish and maintain one or more bank accounts in its own name or, at the direction of the Board of Directors, in the name of the Company, and shall collect and deposit into such account or accounts and disburse therefrom any monies on behalf of the Company, provided that no funds in any such account shall be commingled with any funds of the Advisor or any other Person. The Advisor shall from time to time render an appropriate accounting of such collections and payments to the Company and or its designated auditors.

                                   ARTICLE XV

                            PROTECTION OF INVESTMENTS

         The Advisor shall cooperate with the legal counsel to the Company, as deemed appropriate in the Advisor's reasonable discretion, to assure that (a) the title to any Additional Company Hotel Properties and Other Investments, as applicable, are insured by appropriate policies of title insurance; (b) any

Additional Company Hotel Properties or Other Investments, as applicable, forming part of the Company Investments are duly insured, by appropriate insurance policies, against loss or damage by fire, with extended coverage, and against such other insurable hazards and risks as is customary and appropriate in the circumstances; (c) the policies from time to time specified by the Board of Directors with regard to the protection of the Company Investments are carried out; and (d) proper Board of Directors approval is received for all of the Company Investments. Any and all fees and costs incurred by the Advisor in performing such functions, whether payable to its Affiliates or independent persons, shall be borne solely by the Company.

                                   ARTICLE XVI

                                     RECORDS

         The Advisor shall maintain appropriate books of account and records relating to services performed pursuant hereto, which books of account and records shall be available for inspection by representatives of the Company upon reasonable notice during normal business hours.

                                  ARTICLE XVII

                            LIMITATION ON ACTIVITIES

         The Advisor shall refrain from taking any action that in its sole judgment made in good faith, and on advice of counsel, where appropriate, and in the exercise of reasonable care, (a) would affect adversely the status of the Company to qualify as a REIT, (b) would subject the Company to regulation under the Investment Company Act of 1940, (c) would violate any law, rule, regulation or statement of policy of any governmental body or agency having jurisdiction over the Company or its securities, including, without limitation the Shares and any Senior Securities, or (d) otherwise is not permitted by the Charter or Bylaws, except if such action shall be ordered by the Board of Directors, in which case the Advisor shall notify promptly the Board of Directors of the Advisor's judgment of the potential impact of such action and shall refrain from taking such action until it receives further clarification or instructions from the Board of Directors. The Advisor shall not take any action ordered by the Board of Directors not to be taken. Notwithstanding the foregoing, neither the Advisor, nor its directors, officers, agents or employees, or Affiliates shall be liable to the Company, the Board of Directors, its officers, the Shareholders, the holders of any Senior Securities, or any other Persons, for any act or omission by the Advisor, its directors, officers, employees, agents or shareholders, except as provided in Article X of this Agreement. Subject to the foregoing, in performing its duties and obligations under this Agreement, the Advisor, its officers, directors, agents, employees and Affiliates shall abide by and comply with the written policies of the Company which the Company shall have provided to the Advisor.

                                  ARTICLE XVIII

                                  SELF-DEALING

         Neither  the Advisor nor any  Affiliate  of the Advisor  shall sell any property or assets to the Company or purchase any property or assets from the Company, directly or indirectly, except as approved by a majority vote of the Board of Directors and the Advisor, provided that any Person wholly-owned (directly or indirectly) by the Company may sell property or assets to the Company or purchase assets from the Company without such approval.

                                   ARTICLE XIX

                         NO PARTNERSHIP OR JOINT VENTURE

         The Company and the Advisor are not partners or joint venturers with each other and neither the terms of this Agreement nor the fact that the Company and the Advisor have joint interest in any one or more investments shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them.

                                   ARTICLE XX

                                  FIDELITY BOND

         The Advisor shall not be required to obtain or maintain a fidelity bond in connection with the performance of its services hereunder.

                                   ARTICLE XXI

                                 OTHER SERVICES

         Should the Board of Directors request that the Advisor or any officer, director, manager, member or employee thereof, render services for the Company other than as specifically set forth in this Agreement, such services shall be separately compensated and not be deemed to be services pursuant to this Agreement.

                                  ARTICLE XXII

                              SHAREHOLDER LIABILITY

         No Shareholder or holder of any Senior Securities shall be personally liable for any of the obligations of the Company, or the Advisor, respectively, under this Agreement.

                                  ARTICLE XXIII

                                      LOANS

         If any loans are made to the Company by the Advisor or an  Affiliate of the Advisor, the maximum amount of interest that may be charged by the Advisor or such Affiliate and the terms of any such loans shall be no less favorable than the interest rate and terms available to the Company from unaffiliated Persons for similar commercial loans. For purposes hereof, any fees, compensation and/or reimbursements to which the Advisor is entitled from the Company, if not paid within fifteen (15) days after such fees, compensation and/or reimbursements are due, shall bear interest at prevailing rates from the date on which such fees, compensation and/or reimbursements are due the Advisor until paid in full.

                                   ARTICLE XIV

                                     NOTICES

         Any notice required or permitted to be delivered to any party under the provisions of this Agreement shall be deemed validly given, whether actually received or not, when (a) deposited in a United States Postal Service depository, postage prepaid, registered or certified, return receipt requested, and addressed to the party at the address specified on the signature pages hereof, or such other address as shall be specified by written notice delivered one party to the other, or (b) when hand delivered to such address with delivery receipt required, or (c) when given to recognized overnight courier service to such address with delivery receipt required. The time for responding to any notice hereunder shall begin to run when actual delivery of the notice is made at the recipients' address.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

         Section 25.1 Entire Agreement. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and all prior agreements relative hereto which are not contained herein are terminated.

         Section 25.2 Law Governing. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         Section 25.3  Successors  and  Assigns.  Subject to the  provisions  of
Section 12.1 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

         Section 25.4 Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the act that for any reason any other or others of them may be invalid or unenforceable in whole or in part.


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

         Section 25.5 Headings. The Article and Section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent or for any purpose, to limit or define the text of any Article or Section.

         Section 25.6 Construction. Whenever required by the context, as used in this Agreement, the singular number shall include the plural, and vice versa, and the gender of all words used shall include the masculine, feminine and the neuter.

         Section 25.7 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each party shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

         Section 25.8 Venue and Forum. The parties hereto agree that any dispute, claim or controversy which may arise between the parties concerning this agreement shall be resolved by submission to trial without a jury, and all parties hereby expressly waive any right to a jury trial in connection with any such dispute. The prevailing party shall be entitled to reimbursement of its reasonable costs and expenses including attorneys' fees. The proper venue for such trial of any such matter shall be Oakland, California.

         Section 25.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which taken together shall constitute a single document.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

HOST FUNDING, INC., a Maryland corporation

By: /s/ Michael S. McNulty
Name:
Title:   President

         Address:          6116 N. Central Expressway
                           Suite 1313
                           Dallas, Texas  75206

MACKENZIE PATTERSON INC.
A California corporation

By: /s/ C. E. Patterson
Name:
Title:   President

         Address:          1640 School Street
                           Moraga, CA 94556


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